SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): OCTOBER 23, 2003

                         COMMISSION FILE NO.: 000-32747



                         OTISH MOUNTAIN DIAMOND COMPANY
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



              NEVADA                                    98-0218688
-----------------------------------          -----------------------------------
(STATE  OR  OTHER  JURISDICTION  OF          (IRS EMPLOYER  IDENTIFICATION  NO.)
INCORPORATION  OR  ORGANIZATION)

                    349 West Georgia Street, Suite No. 3362
                      Vancouver, British Columbia V6B 3Y3
       ------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                  604-484-2899
                          -----------------------------
                            (ISSUER TELEPHONE NUMBER)



                               FIRST CYPRESS, INC.
                          -----------------------------
                            (FORMER NAME AND ADDRESS)


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ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

In anticipation of a reverse merger transaction, the Registrant changed its name to Otish Mountain Diamond Company and now trades under the stock symbol OMDC.
In addition, the Registrant affected a 1:200 reverse stock split and increased the authorized shares to 600,000,000 shares, consisting of 500,000,000 shares of common stock, reauthorizing a par value of $.001 per share of common stock, and 100,000,000 shares of preferred stock with a par value of $.001 per share.


ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

(C)     EXHIBITS:

3.1  Articles  of  Amendment  to  the  Articles  of  Incorporation


                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

OTISH  MOUNTAIN  DIAMOND  COMPANY

October  23,  2003

/s/  Philipp  Buschmann
-----------------------------------------------
Philipp  Buschmann
Chief  Executive  Officer

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Exhibit 3.1


                              ARTICLES OF AMENDMENT
                        TO THE ARTICLES OF INCORPORATION
                                       OF
                               FIRST CYPRESS, INC.


     Pursuant to the provisions of Section 78.390 of the Nevada Revised Statutes, First Cypress, Inc. adopts these Articles of Amendment to the Articles of Incorporation.

     The following amendments and additions to the Articles of Incorporation were adopted by unanimous consent of the Board of Directors pursuant to Section
78.315 of the Nevada Revised Statutes and by consent of the majority shareholders pursuant to Section 78.320 of the Nevada Revised Statutes.

                                   ARTICLE 1.

                                      NAME
                                  ------------

The name of the corporation is Otish Mountain Diamond Company.

                                   ARTICLE 2.

            NUMBER OF SHARES THE CORPORATION IS AUTHORIZED TO ISSUE
            -------------------------------------------------------


     The capitalization of the Corporation is amended to reflect a 200:1 reverse stock split, increase the authorized capital to Six Hundred Million (600,000,000) shares, consisting of Five Hundred Million (500,000,000) shares of common stock reauthorizing a par value of $.001 per share of common stock, and reauthorize One Hundred Million (100,000,000) shares of preferred stock with a par value of $.001 per share.

     The number of shares of the Corporation outstanding at the time of the adoption of the foregoing was 21,550,000 shares of common stock and 1,000,000 shares of Series A Preferred Stock which vote 15,000,000 shares and the number of shares entitled to vote thereon was 36,550,000. The number of shares consenting to the action was 22,550,000. The shareholders consenting to the action represent a majority of the issued and outstanding shares.

     Effective  this  14th  day  of  October,  2003.

                                   /s/  Philipp  Buschmann
                                   ------------------------------------------
                                   Philipp Buschmann, Chief Executive Officer


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